March 31, 2006

Dear  Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Pathfinder Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Econolodge, 70 East First Street, Oswego, New York at 10:00 a.m., Eastern Time, on April 26, 2006.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent registered public accounting firm ("Auditors"), will be present to respond to questions that shareholders may properly present.

The Annual Meeting is being held so that shareholders may consider the election of directors and the ratification of the appointment of Beard Miller Company LLP as the Company's Auditors for 2006.

For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors and the ratification of the appointment of Beard Miller Company LLP as the Company's Auditors.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,


\s\Thomas W. Schneider
-----------------------------------------
Thomas  W.  Schneider
President  and  Chief  Executive  Officer

                            PATHFINDER BANCORP, INC.
                              214 WEST FIRST STREET
                             OSWEGO, NEW YORK 13126
                                 (315) 343-0057

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2006

     Notice is hereby given that the Annual Meeting of Pathfinder Bancorp, Inc., (the "Company") will be held at the Econolodge, 70 East First Street, Oswego, New York on April 26, 2006 at 10:00 a.m., Eastern Time.

     A  Proxy  Card  and  a Proxy Statement for the Annual Meeting are enclosed.

     The  Annual  Meeting  is  for  the  purpose of considering and acting upon:

          1)   The election of four Directors to the Board of Directors;

          2) The ratification of the appointment of Beard Miller Company LLP as the Company's Auditors for the year ending December 31, 2006 and such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 15, 2006 are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

     EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                              By Order of the Board of Directors




                                             /s/Edward A. Mervine
                                             --------------------
                                              Edward A. Mervine
                                              Secretary

March  31,  2006

--------------------------------------------------------------------------------

IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            PATHFINDER BANCORP, INC.
                              214 WEST FIRST STREET
                             OSWEGO, NEW YORK 13126
                                 (315) 343-0057

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2006


This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of Pathfinder Bancorp, Inc. (the "Company") to be used at the annual meeting of shareholders of the Company (the "annual meeting"), which will be held at the Econolodge, 70 East First Street, Oswego, New York on April 26, 2006, at 10:00 a.m., eastern time, and all adjournments of the annual meeting. The accompanying notice of annual meeting of shareholders and this proxy statement are first being mailed to shareholders on or about March 31, 2006.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------
     Shareholders who sign the proxies we are soliciting will retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "for" the proposals set forth in this proxy statement. If any other matters are properly brought before the annual meeting, the persons named in the accompanying proxy will vote the shares as directed by a majority of the board of directors in attendance at the annual meeting on such matters, if any, that may properly come before the annual meeting or any adjournments thereof.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any shareholder who had returned a proxy will not revoke the proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of the proxy. If you are a shareholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------
     Holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock") as of the close of business on March 15, 2006 (the "Record Date") are entitled to one vote for each share they own. As of the Record Date, the Company had 2,950,419 shares of Common Stock issued and 2,463,132 shares of Common Stock outstanding of which 1,583,239 were held by Pathfinder Bancorp, M.H.C. (the "Mutual Holding Company"), and 879,893 of which were held by shareholders other than the Mutual Holding Company ("Minority Shareholders"). The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a shareholder holds shares in street name (i.e. the shares are held in a stock brokerage account or by a bank, trust, or other institution) and does not provide voting instructions to the holder of the account, such shares will be considered "Broker non-votes." Broker non-votes and proxies marked abstain will be counted for purposes of determining that a quorum is present. As to the election of Directors, shareholders may cast their votes "For" or "Withheld". As to the ratification of our Auditors, shareholders may cast their votes "For", "Against" or "Abstain". Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes cast at the Annual Meeting in person or by proxy, without regard to broker non-votes or proxies as to which shareholders abstain, is required for ratification of Beard Miller Company LLP as the Company's Auditors. Because the Mutual Holding

Company owns a majority of the outstanding shares, should it vote "For" the proposals, passage of the proposals would be assured.

     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by Directors individually, by executive officers individually, by executive officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.

                                    Amount of Shares
                                    Owned and Nature   Percentage of Shares
Name and Address of                   Of Beneficial       of Common Stock
Beneficial Owners (1)                 Ownership (2)        Outstanding
--------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE OFFICERS (2):
Chris C. Gagas                              78,158            3.19%
Thomas W. Schneider                          6,705  (4)        .26
Chris R. Burritt                             4,800  (5)        .20
George P. Joyce                              1,775             .07
Bruce E. Manwaring                          14,215             .58
L. William Nelson, Jr.                      27,250  (6)       1.11
Janette Resnick                              3,050  (7)        .12
Corte J. Spencer                            14,500             .59
Steven W. Thomas                             7,825             .32
Lloyd "Buddy" Stemple                          100             .00
James A. Dowd                                7,010             .28
Melissa A. Miller                            3,695             .14
Edward A. Mervine                            1,015             .04
John F. Devlin                                 608             .02
Rhonda L. Hutchins                           2,182             .08

All Directors and Executive Officers
as a Group (15 persons) (3)                172,888            7.02

PRINCIPAL SHAREHOLDERS:

Pathfinder Bancorp, M.H.C. (3)           1,583,239           64.28
214 West First Street
Oswego, New York  13126

Pathfinder Bancorp, M.H.C. and all       1,756,127           71.30
Directors and Executive Officers

--------------------------------------------------------------------------------

     1) The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.

     2) A person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. This table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power.


     3) All of the Company's directors are also directors of the Mutual Holding Company. Three of the Company's executive officers are also executive officers of the Mutual Holding Company.

     4) Mr. Schneider has sole voting and investment power over 6,405 shares and shared voting and investment power over 300 shares.

     5) Mr. Burritt has sole voting and investment power over 4,650 shares and shared voting and investment power over 150 shares.

     6) Mr. Nelson has sole voting and investment power over 8,770 shares and shared voting and investment power over 18,480 shares.

     7) Ms. Resnick has sole voting power over 2,600 shares and shared voting and investment power over 450 shares.

--------------------------------------------------------------------------------
                               CONDUCT OF MEETING
-------------------------------------------------------------------------------
     In accordance with the Bylaws, and by action of the Board of Directors, the Chairman will preside over the Annual Meeting of Shareholders. The Chairman has broad authority to ensure the orderly conduct of the meeting. This includes discretion to recognize shareholders or proxies who wish to speak, and determine the extent of discussion on each item of business. Rules governing the conduct of the meeting have been established and will be available at the meeting along with the Agenda. The Chairman may also rely on applicable law regarding disruption or disorderly conduct to ensure that the meeting is conducted in a manner that is fair to all shareholders.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------
     The Company's Board of Directors is currently composed of ten members. The Company's bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and qualify. Four Directors will be elected at the Annual Meeting, each to serve for a three-year period and until their respective successors shall have been elected and qualify. The Board of Directors has nominated to serve as Directors Bruce E. Manwaring, L. William Nelson, Jr., George P. Joyce, and Lloyd "Buddy" Stemple.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                    CURRENT
                                                         DIRECTOR   TERM TO
          NAME (1)              AGE  POSITION HELD       SINCE(2)   EXPIRE
--------------------------------------------------------------------------------
                                    NOMINEES
Bruce E. Manwaring               64  Director               1984    2006
L. William Nelson, Jr.           61  Director               1986    2006
George P. Joyce                  54  Director               2000    2006
Lloyd "Buddy" Stemple            45  Director               2005    2006(3)


                         DIRECTORS CONTINUING IN OFFICE
Steven W. Thomas                 43  Director               2000    2007
Corte J. Spencer                 62  Director               1984    2007
Janette Resnick                  63  Chairman of the Board  1996    2007
Chris C. Gagas                   74  Director               1966    2008
Thomas W. Schneider              44  President, CEO         2001    2008
Chris R. Burritt                 52  Director               1986    2008

--------------------------------------------------------------------------------

     (1) The mailing address for each person listed is 214 West First Street, Oswego, New York 13126. Each of the persons listed is also a Director of Pathfinder Bancorp, M.H.C., which owns the majority of the Company's issued and outstanding shares of Common Stock. Information regarding the Common Stock beneficially owned by each director is set forth under "Voting Securities and Principal Holders Thereof".
     (2) Dates prior to 1995 reflect initial appointment to the Board of Trustees of the mutual predecessor to Pathfinder Bank.
     (3) Lloyd "Buddy" Stemple was appointed to the Board on July 26, 2005, to complete the term of retiring Board member Raymond Jung.

The principal occupation during the past five years of each Director and Executive Officer is set forth below. All Directors and Executive Officers have held their present positions for five years unless otherwise stated.

     JANETTE RESNICK, Chair of the Board is retired. Prior to her retirement in 2003, she was the Executive Director of Oswego County Opportunities, a private, not for profit human services agency located in Oswego and Fulton, New York.

     CHRIS C. GAGAS is retired. Until his retirement on January 14, 2000, Mr. Gagas was also President and Chief Executive Officer of the Company and its principal subsidiary, Pathfinder Bank ("the Bank"). Mr. Gagas had served as an officer of the Company since 1986.

     CHRIS R. BURRITT is the president and general manager of R.M. Burritt Motors, Inc./Chris Cross, Inc., an automobile dealership located in Oswego, New York.

     BRUCE E. MANWARING is the Chamberlain for the City of Oswego. Prior to his appointment in 1999, Mr. Manwaring was the owner of Oswego Printing Co. located in Oswego, New York.

     WILLIAM NELSON, JR. is the owner and manager of Nelson Funeral Home located in Oswego, New York.

     STEVEN W. THOMAS is a licensed real estate broker and a developer. Until recently, Mr. Thomas owned and operated five Dunkin Donuts franchises and two hotels in Oswego County. Mr. Thomas additionally is involved in numerous commercial development projects in Oswego County and operates a marina in Fair Haven, New York, known as the Boathouse. Mr. Thomas is also a member of Surelock Industries, LLC, a local wood floor manufacturer.

     GEORGE P. JOYCE is the owner and operator of Laser Transit, Ltd., Lacona, New York, a Central New York logistics services provider.

     CORTE J. SPENCER is the Chief Executive Officer and Administrator of Oswego Hospital and the managing director of Oswego Health, Inc. located in Oswego, New York.

     LLOYD "BUDDY" STEMPLE is the Vice-President and General Manager of Novelis Specialty Products Group, Inc. which has manufacturing locations in Oswego, New York, Kingston, Ontario Canada and sales offices in Cleveland, Ohio and Detroit, Michigan.

EXECUTIVE  OFFICERS  OF  THE  COMPANY  WHO  ARE  DIRECTORS

     THOMAS W. SCHNEIDER is the President and Chief Executive Officer of the Company and the Bank. Prior to his appointment as President in 2000, Mr. Schneider was the Executive Vice President and Chief Financial Officer of the Company and the Bank.

INDEPENDENCE  OF  DIRECTORS

     The Company's common stock is listed on the Nasdaq Small Cap Market. The Board of Directors of the Company has considered the Nasdaq listing requirements for "Independence" of Directors, and although the Company may be exempt as a "controlled" company pursuant to Nasdaq rules, it has determined, nonetheless, that all of its Directors with the exception of Mr. Schneider are "Independent". Our independent directors will hold executive sessions no less than twice a year. Shareholders who wish to communicate with the Chairman or with the independent directors as a group may do so by writing to the Secretary of the Corporation at Pathfinder Bank, 214 West First Street, Oswego, New York 13126. The Secretary will forward said communication to the independent directors or Chairman as requested by the shareholder.

EXECUTIVE  OFFICERS  OF  THE  COMPANY  WHO  ARE  NOT  DIRECTORS

     JAMES A. DOWD, CPA, age 38, is a Vice President and Chief Financial Officer of the Company and the Bank. Mr. Dowd is responsible for the accounting and finance departments.

     MELISSA A. MILLER, age 48, is a Vice President and Chief Operating Officer of the Company and the Bank. Ms. Miller is responsible for deposit operations, compliance, and information services.

     EDWARD A. MERVINE, ESQ., age 49, is Vice President, General Counsel and Secretary for the Company and the Bank. Prior to joining the Company in 2002, Mr. Mervine was a partner in the law firm of Bond Schoeneck & King, LLP.

     JOHN F DEVLIN, age 41, is Vice President and Senior Commercial Lender for the Company and the Bank. Prior to joining the Company in 2002, Mr. Devlin served as Assistant Vice President and Commercial Loan Officer for Alliance Bank, NA.

     RHONDA L. HUTCHINS, age 47, is Vice President, Retail Lending, for the Company and the Bank. Prior to joining the Company in 1997, Ms. Hutchins worked in loan originations for Homestead Financial, Syracuse, New York.

OWNERSHIP  REPORTS  BY  OFFICERS  AND  DIRECTORS

     The  Common  Stock  of  the  Company is registered with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. All of the Company's officers and directors filed these reports in a timely fashion, with the following exception. A Form 4 was not filed timely on one trade occurring on June 3, 2005 (Director Chris C. Gagas). The lack of timely filing was a result of an oversight by the parties involved. The late filing on this transaction was made on June 22, 2005. A Form 3, announcing the January 1, 2006 promotion of Rhonda Hutchins to Vice President - Retail Lending, an executive officer position, was not filed until February 22, 2006.

MEETINGS  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The business of the Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2005, the Board of Directors held twelve regular and five special meetings. During the year ended December 31, 2005, no director attended fewer than 75% percent of the total meetings of the Board of Directors and committees on which such director served.

     The Compensation Committee meets periodically to review the performance of officers and employees and to determine compensation programs and adjustments. The entire Board of Directors ratifies the recommendations of the Compensation Committee. In the year ending December 31, 2005, the
Compensation Committee consisted of Directors Gagas, Manwaring, Resnick, Spencer and Nelson. All of these Directors are "independent" pursuant to Nasdaq listing requirements. The Compensation Committee met three times during the year ended December 31, 2005.

     The Nominating/Governance Committee meets several times a year to address issues concerning corporate governance, succession planning, and to nominate directors to fulfill the terms of the upcoming year. In the year ended December 31, 2005, the Nominating/Governance Committee was comprised of directors Thomas, Manwaring, Joyce, Resnick and Spencer, all of whom are "independent" pursuant to the Nasdaq listing requirements. The Nominating/Governance Committee has a charter in the form of governance guidelines which is available at the Company's website at WWW.PATHFINDERBANK.COM.

     Among other things, the functions of the Nominating/Governance Committee include the following:

          - to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval;

          - to review and monitor compliance with the requirements for board independence; and

          - to review the committee structure and make recommendations to the Board regarding committee membership.

     The Nominating/Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating/Governance Committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

          - has personal and professional ethics and integrity and whose values are compatible with the Company's;

          - has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

          - is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

          - is familiar with the communities in which the company operates and/or is actively engaged in community activities;

          - is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its shareholders; and

          - has the capacity and desire to represent the balanced, best interest of the shareholders of the Company as a group, and not primarily a special interest group or constituency.

     The Nominating/Governance Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an Audit Committee Financial Expert.

     The Nominating/Governance Committee will consider candidates for the Board of Directors recommended by shareholders. In order to make a recommendation to the Board of Directors, a shareholder must own no less than 500 shares of the corporation. Shareholders who are so qualified may send their recommendations to the Secretary of the Company for forwarding to the Nominating/Governance Committee. In light of the due diligence required to evaluate recommendations, said recommendations for the Nominating/Governance candidate for the 2007 annual meeting must be made by June 30, 2006.

     Shareholders can submit the names of candidates to be considered by writing to our Corporate Secretary, at 214 West First Street, Oswego, New York 13126. The submission must include the following information:

     - the name and address of the shareholder as it appears on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder's ownership will be required).

     - the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder's ownership should be provided).

     -    a statement of the candidate's business and educational experience.

     - such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A.

     - a statement detailing any relationship between the candidate and the Company.

     - a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company.

     - detailed information about any relationship or understanding between the proposing shareholder and the candidate and

     - a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

     The Nominating/Governance Committee will consider shareholder recommendations made in accordance with the above similarly to any other nominee proposed by any other source. The Company has not paid a fee to any third party to identify or evaluate any potential nominees. Moreover, the Nominating/ Governance Committee has not received within the last year a recommended nominee from a shareholder who beneficially owned more than five percent (5%) of the company's common stock for at least one (1) year, or from a group of shareholders owning more than five (5%) percent of the common stock.

     The Audit Committee consists of directors Manwaring, Nelson, Spencer and Joyce. The Audit Committee meets on a periodic basis with the internal auditor to review audit programs and the results of audits of specific areas, on regulatory compliance issues, as well as to review information to further their financial literacy skills. The Audit Committee meets with the Auditors to review quarterly and annual filings, the results of the annual audit and other related matters. The Chairman of the Audit Committee may meet with the Auditors on quarterly filing issues in lieu of the entire committee. Each member of the Audit Committee is "independent" as defined in the listing standards of Nasdaq and SEC Rule 10A-3. The Company's Board of Directors has adopted a written charter for the Audit Committee which is available on the Company's website at WWW.PATHFINDERBANK.COM.

     The Audit Committee maintains an understanding of the Company's key areas of financial risk and assesses the steps management takes to minimize and manage such risks; selects and evaluates the qualifications and performance of the Auditors, ensures that the internal and external auditors maintain no relationship with management and/or the Company that would impede their ability to provide independent judgment; oversees the adequacy of the systems of internal control; reviews the nature and extent of any significant changes in accounting principles; and oversees that management has established and maintained processes reasonably calculated to ensure the Company's compliance with all applicable law, regulations, corporate policies and other matters contained in the Company's Code of Ethics which is available on the Company's website at WWW.PATHFINDERBANK.COM. The Audit Committee has established procedures for the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

     The Board of Directors of Pathfinder Bancorp, Inc. has determined that Bruce E. Manwaring, chairman of the Audit Committee in 2004, 2005, and 2006 qualifies as a financial expert serving on the committee. Mr. Manwaring meets the criteria established by the Securities and Exchange Commission as follows:

     - Mr. Manwaring maintains an understanding of generally accepted accounting principles and financial statements and has the ability to assess the application of such principles in connection with accounting for estimates, accruals and reserves.

     - Mr. Manwaring has garnered comparable experience preparing and analyzing financial statements in his current position as the Chamberlain of the City of Oswego, which he has held since his appointment in 1999.

     - Mr. Manwaring has earned a Bachelor of Science degree majoring in accounting from the State University of New York, College at Oswego and has successfully passed the Uniform Certified Pubic Accountancy Examination.

     - Through his work experience and education, Mr. Manwaring has developed a thorough understanding of internal controls and financial reporting procedures, as well as a detailed understanding of audit committee functions.

     The Board of Directors has also determined that Mr. Manwaring and all of the Audit Committee members meet the definition of independent as prescribed by the Nasdaq listing requirements, and are all financially literate.

AUDIT  AND  AUDIT  RELATED  FEES

     Beard Miller Company LLP billed the Company a total of $76,653 for the audit of the Company's 2005 annual financial statements and for the review of the related Forms 10-Q. During the fiscal year ended December 31, 2004, Beard Miller Company LLP billed the company a total of $69,283 for the audit of the Company's 2004 annual financial statements and its review of the related Forms 10-Q.

     The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its Auditors. The Audit Committee concluded that performing such services in 2005 did not affect the auditors' independence in performing their function as Auditors of the Company.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

     The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the Auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The Auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the Auditors in accordance with this pre-approval, and the fees for the services performed to date.

ALL  OTHER  FEES

     Aggregate fees billed for other services rendered by Beard Miller Company LLP for the Company during the years ended December 31, 2005 and 2004 were as follows:

                                                         2005       2004
--------------------------------------------------------------------------------
Recurring  and  non-recurring  tax  services
  Beard  Miller  Company  LLP                          $11,450     $22,600

All other fees
  Beard Miller Company LLP                             $     0     $     0

     Recurring and non-recurring tax services include assistance in connection with the New York State Franchise tax examination.

AUDIT  COMMITTEE  REPORT

     In accordance with rules established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement: As part of its ongoing activities, the Audit Committee has:

     - Reviewed and discussed with management the Company's audited consolidated financial statements for the year ended December 31, 2005;

     - Discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

     - Received the written disclosures and the letter from the Auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the Auditors their independence; and

     - Considered the compatibility of non-audit services described above with maintaining auditor independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005. The Audit Committee appointed Beard Miller Company LLP as Auditors for 2006, which the shareholders will be asked to ratify at the Annual Meeting.

              This report has been provided by the Audit Committee:

                 Messrs, Joyce, Spencer, Manwaring, and Nelson.

PERFORMANCE  GRAPH

     Set forth hereunder is a performance graph comparing (a) the total return on the Common Stock for the period beginning on December 31, 2000 through December 31, 2005, (b) the cumulative total return on stocks included in the Nasdaq Composite Index over such period, and (c) the yearly cumulative total return on stocks included in the SNL Thrift Index over such period. The cumulative total return on the Common Stock was computed assuming the reinvestment of cash dividends during the fiscal year.

     There can be no assurance that the Common Stock's performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.


                                GRAPHIC OMMITTED

                                    PERIOD ENDING
--------------------------------------------------------------------------------

INDEX                     12/31/00  12/31/01 12/31/02 12/31/03 12/31/04 12/31/05
--------------------------------------------------------------------------------
Pathfinder Bancorp, Inc.    100.00   219.80   249.59   321.21   298.62   237.78
NASDAQ Composite            100.00    79.18    54.44    82.09    89.59    91.54
SNL Thrift Index            100.00   106.88   127.50   180.50   202.12   208.21

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     The full Board of Directors of the Company determines the salaries to be paid each year to the executive officers of the Company.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Under SEC rules, the Company is required to disclose certain data and information regarding compensation and benefits of its Chief Executive Officer and other executive officers. The disclosure includes the use of tables and a report explaining the rationale for and considerations that led to fundamental executive compensation decisions affecting these individuals. In fulfilling this requirement, the Board of Directors of the Company has prepared the following report for inclusion in this proxy statement.

     The Compensation Committee of the Board of Directors (the "Committee") is comprised of Directors Chris Burritt, Chris Gagas, William Nelson, Janette Resnick and Corte Spencer, all of whom are "independent" pursuant to Nasdaq listing rules. The Committee annually reviews the performance of the Chief Executive Officer and other executive officers and recommends to the Board of Directors changes to base compensation as well as the amount of any bonus to be awarded. In determining whether the base salary of an officer should be increased, the Committee and the Board of Directors take into account individual performance, performance of the Company and information regarding compensation paid to executives of peer group institutions made to executives performing similar duties for financial institutions in the Bank's market area.

     While the Committee and the Board of Directors do not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and Vice Presidents, and while they weigh a variety of different factors in their deliberations, they have emphasized and will continue to emphasize earnings, profitability, earnings contribution to capital, capital strength, asset quality, and return on tangible equity as factors in setting the compensation of the Chief Executive Officer and senior officers. Non-quantitative factors considered by the Committee and the Board of Directors in 2005 included general management oversight of the Company, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Committee and the Board of Directors considered the standing of the Company with customers and the community, as evidenced by customer and community complaints and compliments. While the Committee and the Board of Directors considered each of the quantitative and non-quantitative factors described above, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and Vice Presidents.

     The Board of Directors approved salary increases totaling $20,500 for the Company and Bank's six executive officers including Mr. Schneider. Mr. Schneider does not participate in the Board of Director's consideration of his compensation. There was no increase in Mr. Schneider's base salary during 2005.

     This has been provided by the Board of Directors: Chris C. Gagas, Thomas W. Schneider, Chris R. Burritt, George P. Joyce, Bruce E. Manwaring, L. William Nelson, Jr., Janette Resnick, Corte J. Spencer, Lloyd "Buddy" Stemple and Stephen W. Thomas.

DIRECTORS' COMPENSATION

     Each non-employee director, with the exception of the Board Chairman and the Audit Committee Chairman, receives an annual retainer of $9,500, a meeting fee of $500 for each Board meeting attended and $300 for each committee meeting attended. The Board Chairman receives an additional retainer of $10,000. The Audit Committee Chairman receives an additional retainer of $5,000 and the chairman of all other committees receives an additional $100 for each committee meeting in which they serve in the capacity of committee chairman. Employee directors do not receive monthly meeting fees. The Company paid a total of $156,150 in director fees during the year ending December 31, 2005.

EXECUTIVE  COMPENSATION

     The following table sets forth for the years ended December 31, 2005, 2004 and 2003, certain information as to the total remuneration paid by the Company to Mr. Schneider, the Company's Chief Executive Officer, and to Mr. Mervine, the Company's Vice-President, General Counsel and Secretary. No other executive officers received compensation exceeding $100,000 for the year ended December 31, 2005.

                                              SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------
                              Annual Compensation                  Long-Term Compensation Awards
--------------------------------------------------------------------------------------------------------------
                          Fiscal
                          Years                           Other    Restricted
                          Ended                          Annual      Stock    Options/              All Other
      Name and           December Salary     Bonus   Compensation   Award(s)    SARS              Compensation
Principal Position (1)     31     ($) (2)     ($)       ($) (3)     ($) (4)    (#) (5)   Payouts     ($) (3)
--------------------------------------------------------------------------------------------------------------
Thomas W. Schneider         2005  $185,000   $ 2,128             -         -          -         -     $25,464
President and Chief         2004  $185,000   $10,000             -         -          -         -     $19,049
Executive Officer           2003  $180,000   $20,000             -         -          -         -     $17,553

Edward Mervine              2005  $122,000   $ 1,282             -         -          -         -     $ 4,315
Vice President,             2004  $117,250   $ 6,000             -         -          -         -     $ 5,200
General Counsel             2003  $114,000   $ 7,500             -         -          -         -     $ 4,800

     (1) No other executive officer received salary and bonuses that in the aggregate exceeded $100,000.
     (2) Includes compensation deferred at the election of the named individual under the Company's cafeteria plan.
     (3)  Includes  the  following  amounts  for  Mr.  Schneider  for  2005:
          $16,688 contribution in connection with the executive supplemental retirement agreement and an $8,776 contribution to the Company's 401(k) plan. Includes a contribution of $4,315 to the Company's 401(k) plan on behalf of Mr. Mervine.
     (4) Amount represents compensation associated with the vested portion of stock awards granted under the Management Recognition and Retention Plan.
     (5) Amount represents the vested portion of option shares granted under the Stock Option Plan.

BENEFITS

     MEDICAL AND LIFE INSURANCE AND EDUCATIONAL ASSISTANCE. The Company provides full-time employees with medical and life and accidental death and dismemberment insurance. In addition, the Company maintains a "cafeteria plan" for employees, which permits qualifying employees to allocate a portion of their compensation, on a pre-tax basis, for the payment of medical, dental and dependent care expenses as well as the payment of certain insurance premiums. The Company also offers educational assistance to full-time employees who have worked for the Company for at least one year and who desire to take courses at any accredited school of learning. The Company also provides long-term disability income insurance for all employees equal to the lesser of $6,000 per month or 60% of the employee's basic monthly earnings.

     DEFINED BENEFIT PLAN. The Company maintains a tax-qualified noncontributory defined benefit plan ("Retirement Plan"). All salaried employees age 21 or older who have worked for the Company for at least one year and have been credited with 1,000 or more hours of employment with the Company during the year are eligible to accrue benefits under the Retirement Plan. The Company contributes annually to the Retirement Plan an amount necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974 ("ERISA").

     At the normal retirement age of 65 the plan is designed to provide a life annuity. The retirement benefit provided is equal to 1.5% of a participant's average monthly compensation for periods after May 1, 2004, and 2.0% of the participant's average monthly compensation for credited service prior to May 1, 2004 based on the average of the three consecutive years during the last 10 years of employment which provides the highest monthly average compensation multiplied by the participant's years of credited service (not to exceed 30 years) to the normal retirement date. Retirement benefits also are payable upon retirement due to early and late retirement. Benefits also are paid from the Retirement Plan upon a Participant's disability or death. A reduced benefit is payable upon early retirement at or after age 60, or the completion of 30 years of service with the Company. Upon termination of employment other than as specified above, a participant who was employed by the Company for a minimum of five years is eligible to receive his or her accrued benefit reduced or early retirement or a deferred retirement benefit commencing on such participant's normal retirement date. Benefits are payable in various annuity forms. At December 31, 2005 the market value of the Retirement Plan trust fund was approximately $4,070,000. For the plan year ended September 30, 2005, the Company made a contribution of $670,000 to the Retirement Plan.

     The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in plan year 2005, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below.

                 YEARS OF BENEFIT SERVICE AT RETIREMENT
--------------------------------------------------------------------------------
         FINAL
AVERAGE COMPENSATION       15       20        25        30
--------------------------------------------------------------------------------
      $ 25,000          $ 7,292  $ 9,792  $ 12,292  $ 14,792
      $ 50,000          $14,583  $19,583  $ 24,583  $ 29,583
      $ 75,000          $21,875  $29,375  $ 36,875  $ 44,375
      $100,000          $29,167  $39,167  $ 49,167  $ 59,167
      $125,000          $36,458  $48,958  $ 61,458  $ 73,958
      $210,000          $61,250  $82,250  $103,250  $124,250

     Under Section 401(a)(17) of the Code, the maximum amount of compensation that may be taken into account under the Retirement Plan in the 2005 Plan Year is $210,000.

     As of December 31, 2005, Thomas W. Schneider had 17 years of credited service (i.e., benefit service), and Edward A. Mervine had 4 years of credited service under the Retirement Plan.

     EMPLOYEE SAVINGS PLAN. The Company maintains the Employee Savings Plan which is a qualified, tax-exempt profit sharing plan with a cash or deferred feature that is tax-qualified under Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). All employees who have attained age 21 and have completed at least one year of employment during which they worked at least 1,000 hours are eligible to participate.

     Participants may contribute, and receive a deduction for, up to 25% of compensation to the 401 (k) Plan. For these purposes, "compensation" includes total compensation (including salary reduction contributions made under the 401(k) Plan or the flexible benefits plan sponsored by the Company), but does not include compensation in excess of $200,000. The Company, in its discretion, may match participants' salary reduction contributions based upon Company profits for the current fiscal year. All employee contributions and earnings thereon are fully and immediately vested. All employer matching contributions vest at the rate of 20% per year beginning at the end of a participant's third year of service with the Company until a participant is 100% vested after seven years of service. Participants also will vest in employer matching contributions when they reach the normal retirement age of 65 or later, or upon death or disability regardless of years of service.

     Plan benefits will be paid to each participant in a lump sum. At December 31, 2005, the market value of the 401(k) Plan trust fund was approximately $2,721,000. For the plan year ended December 31, 2005, the Company made a contribution in the amount of $145,000 to the 401(k) Plan Trust. The 2005 contributions to the Company 401(k) plan on behalf of Mr. Schneider and Mr. Mervine are set forth in note (3) to the Summary Compensation Table.

     EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME MASTER AGREEMENT. The Company maintains a non-tax-qualified executive supplemental retirement income master agreement (the "Master Agreement") for qualifying executives of the Company. One executive and the former Chairman of the Board are currently eligible to participate in the Master Agreement. The Master Agreement provides a supplemental retirement income benefit in an annual amount equal to highest average compensation received by the executive during any 36 month period while employed by the Company, multiplied by a wage replacement percentage designated in the individual executive's joinder agreement, less the actual annual amount available to the executive from the Company's other tax-qualified or nonqualified plans. Benefits under the Master Agreement are payable to the executive upon the benefit age designated in the individual executive's joinder agreement. Benefits will be payable in monthly installments beginning on the executive's benefit age and continuing for a period of months designated in the individual executive's joinder agreement. Payments to an executive, or to his beneficiary, may be made from the Master Agreement upon the executive's death, total or permanent disability, or termination of service with the Company.

     The Master Agreement is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the Master Agreement are payable from the general assets of the Company. The 2005 contribution made on behalf of Mr. Schneider in connection with the Master Agreement is set forth in note (3) to the Summary Compensation Table.

     STOCK OPTION PLAN. The Pathfinder Bancorp, Inc. 1997 Stock Option Plan (the "Stock Option Plan") authorizes the grant of stock options and limited rights to purchase 132,249 shares of Common Stock. The Stock Option Plan authorizes grants of (i) options intended to qualify as "incentive stock options," (ii) options that do not qualify as incentive stock options ("non-statutory options") and
(iii) limited rights (described below) that are exercisable only upon a change in control of the Company (as defined). Non-employee directors are eligible to receive only non-statutory options. No options were granted during the past year.

     On December 19, 2000, the Board of Directors accepted the voluntary rescission of all issued and unvested incentive stock options and non-statutory stock options under the Pathfinder Bank 1997 Stock Option Plan.

     In July 2001, the Board approved the re-issuance of 38,499 stock options remaining in the 1997 Stock Option Plan. The exercise price is equal to the market value of the Company's shares at the date of grant ($8.34). The options granted under the re-issuance have a 10-year term. At December 31, 2005, all options have vested under the Stock Option Plan.

     Simultaneously with the grant of any stock option, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such stock option. The Dividend Equivalent Right provides the grantee with a separate cash benefit equal to 100% of the amount of any extraordinary dividend on shares of Common Stock subject to a stock option. Under the terms of the Stock Option Plan, an extraordinary dividend is any dividend paid on shares of Common Stock that exceeds the Company's weighted average cost of interest bearing liabilities for the current and preceding three quarters. Upon the payment of an extraordinary dividend, Dividend Equivalent Right will receive at the time the related stock option vests cash or some other payment as determined under the Stock Option Plan, equal to 100% of the extraordinary dividend paid on shares of Common Stock plus any earnings thereon, minus any tax withholding amounts. The Dividend Equivalent Right is transferable only when the underlying stock option is transferable and under the same conditions.

     During the year, neither Mr. Schneider nor Mr. Mervine acquired any company stock through the exercise of options. As of December 31, 2005, Mr. Schneider held 450 unexercised in-the-money options valued at approximately $2,126.

     The Board of Directors may amend, suspend or terminate the Stock Option Plan except that such amendments may not impair awards previously granted. Shareholders of the Company must approve any amendment to the Stock Option Plan that would increase the number of options, decrease an option exercise price, extend the term of the Stock Option Plan or any option, or change the persons or category of persons eligible to be granted options. The exercise of options will have a dilutive effect on the ownership interests of existing shareholders. Further, the exercise of options may render more difficult or discourage a merger, tender offer or other takeover attempt even if such transaction or event would be beneficial to shareholders generally, the assumption of control by a holder of a large block of the Company's securities, a proxy contest or the removal of incumbent management.

     RECOGNITION AND RETENTION PLAN. The Board of Directors of the Company adopted the 1997 Recognition and Retention Plan (the "Recognition Plan") as a method of providing certain employees and non-employee directors of the Company with a proprietary interest in the Company and to provide these individuals with an incentive to increase the value of the Company.

     The Stock Benefits Committee, composed of the non-employee directors of the Company, administers the Recognition Plan, and makes awards to officers and employees pursuant to the Recognition Plan. Awards to non-employee directors are fixed by the terms of the Recognition Plan. Awards of Common Stock that have not vested under the Recognition Plan ("Restricted Stock") are nontransferable and nonassignable. Participants in the Recognition Plan become vested in shares of Restricted Stock over a six-year period beginning on January 24, 1999; provided, however, that the Stock Benefits Committee may accelerate or extend the vesting rate on any awards made to officers and employees after the effective date of the Recognition Plan. On December 19, 2000 ("the rescission date"), the Board of Directors accepted the voluntary rescission of all issued and unvested awards under the 1997 Recognition and Retention Plan. Accordingly, the shares, which would have been earned by participants since the rescission date, will be retained by the Recognition Plan. Awards to executive officers and outside directors become fully vested upon termination of employment or service due to normal retirement, death or disability, or following a termination of employment or service in connection with a change in control (as defined therein) of the Company. Upon termination of employment or service for any other reason, unvested shares are forfeited. When a participant's Restructured Stock vests, the participant will recognize ordinary income equal to the fair market value of the shares vested, unless the participant previously made an irrevocable election to be taxed on the shares of Restricted Stock awarded to him in the year of the award. The amount of income recognized by a participant will be a deductible expense of the Company for Federal income tax purposes. A participant is entitled to receive any cash dividends paid on the Restricted Stock both before and after vesting of the Restricted Stock. Stock dividends declared by the Company and paid on Restricted Stock that have not vested are subject to the same restrictions as the Restricted Stock until such shares vest.

     Set forth below is certain information as of December 31, 2005 regarding equity compensation to directors, director's emeriti and executive officers of the Company approved by shareholders. Other than the employee stock ownership plan, the Company did not have any equity plans in place that were not approved by shareholders.

                                   Number of securities to be
                                    issued  upon exercise of                      Number of securities
                                    outstanding options and  Weighted average   remaining available for
Plan                                        rights            Exercise price      issuance under plan
-------------------------------------------------------------------------------------------------------
Equity compensation to directors
and executive officers approved by
shareholders                               45,550                 $ 7.41                     30

TRANSACTIONS  WITH  CERTAIN  RELATED  PERSONS

     The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from (i) extending or maintaining credit; (ii) arranging for the extension of credit; or
(iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, however, one of which is applicable to the Company. Namely, this prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve
Act. All loans to the Company's directors and officers by the Bank are made in conformity with the Federal Reserve Act and regulations promulgated thereunder.

     All other transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its Common Stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons.

Such transactions must be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

SHAREHOLDER  COMMUNICATIONS

     The Board of Directors of the Company has established a process for shareholders to send communications to a director by either United States mail or electronic mail. Any shareholder who desires to communicate directly with the directors of the Company should send their communication to Board of Directors, Pathfinder Bancorp, Inc., 214 West First Street, Oswego, New York 13126 or by email to DIRECTORS@PATHFINDERBANK.COM. The communication should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

     - Forward the communication to the Director or Directors to whom it is addressed;

     - Attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

     - Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

     At each Board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the Directors.

CODE  OF  ETHICS

     The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company's website at WWW.PATHFINDERBANK.COM. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company's website.

--------------------------------------------------------------------------------
               PROPOSAL 2 -RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------
     The Audit Committee of the Company has approved the engagement of Beard Miller Company LLP to be the Company's Auditors for 2006 subject to the ratification of the engagement by the Company's shareholders. At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of Beard Miller Company LLP, for the year ending December 31, 2006. A representative of Beard Miller Company LLP, is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of Beard Miller Company LLP, as the Auditors for 2006, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Audit Committee and the Board of Directors recommends a vote "FOR" the ratification of Beard Miller Company LLP, as Auditors for 2006.


--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------
     In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office, 214 West First Street, Oswego, New York 13126, no later than December 2, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------
     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the shareholder must give written notice to the Secretary of the Company at least five (5) days before the date fixed for such meeting. The notice must include the shareholder's name, record address, and number of shares owned by the shareholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the shareholder in the proposed business.

     In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.


                                              BY ORDER OF THE BOARD OF DIRECTORS




                                             /s/Edward A. Mervine
                                             --------------------
                                             Edward A. Mervine
                                             Secretary

Oswego,  New  York
March 31, 2006

PLEASE  MARK  VOTES
AS  IN  THIS  EXAMPLE
|  X  |

                                REVOCABLE  PROXY
                           PATHFINDER  BANCORP,  INC.

                        ANNUAL  MEETING  OF  SHAREHOLDERS
                                April  26,  2006

The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting") which will be held at the Econolodge, 70 East First Street, Oswego, New York on April 26, 2006 at 10:00 a.m., Eastern Time. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

     1) The election as directors of all nominees listed below (except as marked to the contrary below)

                                                                       For
                                                                       All
                                    For           Withhold           Except
                                    |__|                |__|           |__|

Bruce  E.  Manwaring
L.  William  Nelson,  Jr.
George  P.  Joyce
Lloyd  "Buddy"  Stemple


INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.
_____________________________________
_____________________________________

     2) The ratification of Beard Miller Company LLP as independent auditors for the year ending December 31, 2006.

                        For            Against            Abstain
                       |__|             |__|               |__|
                                                                  __
PLEASE  CHECK  BOX  IF  YOU  PLAN  TO  ATTEND  THE  MEETING      |__|

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  EACH  OF  THE  LISTED
PROPOSALS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF
DIRECTORS  KNOWS  OF  NO  OTHER  BUSINESS  TO  BE  PRESENTED  AT  THE  MEETING.

PLEASE  BE  SURE  TO  SIGN  AND  DATE  THIS  PROXY  IN  THE  BOX  BELOW.

                                                               DATE


SHAREHOLDER  SIGN  ABOVE_________CO-HOLDER  (IF  ANY)  SIGN  ABOVE
.................................................................................
    DETACH  ABOVE  CARD,  SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.


                           PATHFINDER  BANCORP,  INC.

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Meeting, Annual Report containing financial statements, and a proxy statement dated March 31, 2006.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each should sign.

   PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
                           POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------
----------------------------
----------------------------